UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code:
Funds Investor Services at 1-800-822-5544
or
Institutional Shareholder Services at 1-888-425-6432
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

Legg Mason
Batterymarch Variable
Global Equity Portfolio

Managed by BATTERYMARCH

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio’s investment objective is long-term capital growth. Dividend income, if any, is a secondary consideration.

Portfolio name change

Prior to November 2, 2009, the Portfolio was known as Legg Mason Partners Variable Global Equity Portfolio. There was no change in the Portfolio’s investment objective or investment policies as a result of the name change.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	6

Portfolio expenses	7

Portfolio performance	9

Historical performance	10

Schedule of investments	11

Statement of assets and liabilities	22

Statement of operations	23

Statements of changes in net assets	24

Financial highlights	25

Notes to financial statements	26

Report of independent registered public accounting firm	39

Board approval of management and subadvisory agreements	40

Additional information	45

Important tax information	52

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Portfolio’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy was weak during the first half of the twelve-month reporting period ended December 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the year.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the advance estimate for GDP growth was 5.7%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through December as well. In addition, December’s PMI reading of 55.9 was the highest since April 2006.

There were some mixed signals from the housing market toward the end of the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the sixth straight month in November. However, according to the National Association of Realtors, while existing home sales rose 7.4% in November, sales fell by nearly 17% in December.

Legg Mason Batterymarch Variable Global Equity Portfolio   I

Letter from the chairman continued

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% in November and remained unchanged the following month. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by more than eight million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed maintained this stance through the end of 2009 and during its first meeting in January 2010. In conjunction with its January 2010 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

After falling nearly 30% from September through November 2008 (before the reporting period began), the U.S. stock market, as measured by the S&P 500 Indexvi (the “Index”), rallied and, overall, generated strong results during the twelve-month reporting period. Stock prices fell during the first two months of the reporting period, due to the rapidly weakening global economy, an ongoing credit crisis and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then moved sharply and posted positive returns during nine of the last ten months of the year. From its March trough through the end of December, the Index gained approximately 67%, its fastest rebound since 1933. The market’s rally was attributed to a number of factors, including optimism that the economy was gaining traction and that corporate profits would continue to improve. All told, the Index returned 26.46% over the twelve-month reporting period ended December 31, 2009, its best calendar year since 2003.

The international equity markets often moved in lockstep with their U.S. counterpart in 2009. The international developed equity markets, as measured by the MSCI EAFE Indexvii, also declined during the first two months of the year and then rose during nine of the last ten months of the year. As was the case in the U.S., stock prices overseas rallied due to signs of improving economic conditions and better-than-expected corporate profits. During the twelve-month period ended December 31, 2009, the MSCI EAFE Index returned 31.78%. Emerging market equities posted even better returns during the reporting period, as the MSCI Emerging Markets Indexviii, gained 78.51% in 2009. Emerging market stocks were supported by better economic growth in developing countries, rising commodity prices and an improved outlook for exports.

II   Legg Mason Batterymarch Variable Global Equity Portfolio

Special shareholder notice
At a meeting held in February 2010, the Portfolio’s Board of Trustees determined that it is in the best interests of the Portfolio and its respective shareholders to terminate and wind up the Portfolio. The Portfolio is expected to cease operations on or about April 30, 2010. Shortly before that date, in the discretion of portfolio management, in preparation for the termination of the Portfolio, the assets of the Portfolio will be liquidated and the Portfolio will cease to pursue its investment objective.

Shareholders of the Portfolio who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Portfolio’s net asset value (“NAV”)ix per share. Each shareholder who remains in the Portfolio will receive a liquidating distribution equal to the aggregate NAV of the shares of the Portfolio that such shareholder then holds. For more details, please contact your financial intermediary.

A special note regarding increased market volatility
Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Legg Mason Batterymarch Variable Global Equity Portfolio   III

Letter from the chairman continued

Information about your portfolio
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

February 4, 2010

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii	The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

viii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

ix	Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

IV   Legg Mason Batterymarch Variable Global Equity Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio’s investment objective is long-term capital growth. Dividend income, if any, is a secondary consideration. The Portfolio will invest primarily in the common stock of U.S. and non-U.S. issuers, particularly issuers located in countries included in the MSCI World Indexi. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity and equity-related securities and, under current market conditions, invests at least 40% of its assets in non-U.S. issuers. Although the Portfolio invests primarily in securities with a market capitalization of greater than U.S. $15 billion, the Portfolio may invest in securities of any market capitalization, including mid-cap and small-cap securities. The Portfolio may invest up to 10% of its net assets, determined at the time of investment, in emerging market issuers.

At Batterymarch Financial Management, Inc., the Portfolio’s subadviser, we employ an active investment strategy that focuses primarily on individual stock selection and diversification across several regions, industries and sectors. Our bottom-up strategy incorporates rigorous stock selection, effective risk control and cost-efficient trading. Using a proprietary stock selection model, we objectively analyze the relative attractiveness of a broad universe of stocks with a historical record of liquidity across dimensions traditionally followed by fundamental investors such as cash flow, earnings growth, expectations, value and technical. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade portfolios.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. Most global markets and sectors experienced deeply negative returns in the first two months of 2009, reflecting continued global uncertainty and investor questions about the health of the global financial system. All regions and virtually all sectors had substantial declines, and the environment was characterized by significant equity market and currency volatility. Deleveraging, sentiment and large-scale government intervention, including a coordinated interest rate cut by central banks, continued to distort long-term equity values. In addition, commodity prices fell and earnings were revised down as the U.S., Japan, Europe and UK economies were all shown to be in recession.

A rebound was sparked on March 9th, with Financials stocks leading the pack. Many market observers saw classic signs of a bear market rally as stocks that had been the most beaten down in previous months were among the biggest winners. This was particularly true for the Financials sectors in the UK, continental Europe and the U.S., which experienced significant reversals from February to March.

Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report   1

Portfolio overview continued

The equity market rally continued through much of the reporting period. Risk aversion declined in the third quarter as the worst of the credit problems appeared to be over in most markets and investors began to anticipate inventory restocking. Manufacturing output grew in Europe and Asia, and commodity prices began to rise, suggesting a faster economic recovery from recession than previously expected. Volatility declined compared to earlier in the year. Across all regions except Japan, Financials was the top performing sector, benefiting from government bailouts and central banks’ promises to keep interest rates low.

In the fourth quarter, signs of economic decline continued to abate, growth expectations and earnings estimates revisions improved and merger and acquisition activity increased. However, investors continue to be concerned about the health of financial institutions amid concerns about commercial real estate decline. Banks declined across regions and other Financials stocks also generally had weaker performance than other sectors.

Of the major regions, the UK was the outperformer for the period as the UK market is significantly driven by global companies that have been rewarded in the rally. While the recovery is still fragile and consumer confidence and retail sales remain muted, at the end of the period, corporate confidence hit a six-year high, and Prime Minister Gordon Brown reported that the worst of the recession was over.

Japan underperformed the other regions for the period despite outperforming in local currency terms in the second quarter as a result of the government’s economic stimulus. While Japan is highly leveraged to the global economic cycle, business competitiveness has been stymied by sharp appreciation of the Japanese yen. In addition, investors have been skittish about Japan since the election in late August. The new government tightened fiscal policy and originally supported a strong yen, but has become concerned about that strength and indicated that it may resort to intervention in the currency markets to slow the yen’s ascent.

Q. How did we respond to these changing market conditions?
A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while enhancing our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-managed process.

2   Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report

Performance review
For the twelve months ended December 31, 2009, Legg Mason Batterymarch Variable Global Equity Portfolio1 returned 20.85%. The Portfolio’s unmanaged benchmark, the MSCI World Index, returned 29.99% over the same time frame. The Portfolio’s Lipper Variable Global Core Funds Category Average2 returned 33.08% for the same period.

   PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Legg Mason Batterymarch Variable Global Equity Portfolio[1]	20.65%	20.85%

MSCI World Index	22.23%	29.99%

Lipper Variable Global Core Funds Category Average[2]	22.55%	33.08%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

   TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2009, the gross total operating expense ratio was 1.33%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00%. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 57 funds for the six-month period and among the 53 funds for the twelve-month period in the Portfolio’s Lipper category.

Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report   3

Portfolio overview continued

Q. What were the leading contributors to performance?
A. Stock selection in the Industrials sector of Japan and the Financials sector of continental Europe contributed to relative performance for the period, as did selection in Asia ex-Japan overall. Based on overall portfolio weight and return, the best performing stock was BHP Billiton PLC in the UK, which was overweight in the portfolio and returned over 80%. An overweight to Noble Group Inc. in Asia ex-Japan was a significant contributor given that stock’s return of approximately 240%. Banco Santander Central Hispanos SA in continental Europe was overweight and returned over 90%. Region and sector allocation was also a major contributor, most notably an underweight to Japan and an overweight to the UK.

Q. What were the leading detractors from performance?
A. Stock selection in the U.S., the largest regional exposure in the portfolio, detracted from relative performance. Selection in the Consumer Discretionary sector in all regions was especially difficult. Apollo Group Inc. (Class A Shares), an overweight position which had a negative return of over 20%, was the greatest detractor from relative performance in the U.S. In Japan, overweighting financial firm T&D Holdings Inc. hurt performance, as the stock’s performance lagged the benchmark, while underweighting HSBC Holdings PLC in the UK hurt performance because the stock outperformed.

Thank you for your investment in Legg Mason Batterymarch Variable Global Equity Portfolio. As always, we appreciate that you have chosen us to manage your assets.

Sincerely,

The Batterymarch Financial Management, Inc.
Global Investment Team

January 19, 2010

4   Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: Microsoft Corp. (1.7%), BHP Billiton PLC (1.7%), International Business Machines Corp. (1.7%), Exxon Mobil Corp. (1.5%), Banco Santander Central Hispano SA (1.3%), BP PLC (1.2%), Total SA (1.2%), Royal Dutch Shell PLC, Class A Shares (1.1%), Cisco Systems Inc. (1.1%) and Nestle SA, Registered Shares (1.1%). Please refer to pages 11 through 21 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Financials (19.6%), Energy (13.0%), Information Technology (12.9%), Industrials (9.9%) and Health Care (9.7%). The Portfolio’s composition is subject to change at any time.

RISKS: Keep in mind, investments in stocks are subject to market fluctuations. Diversification does not assure against loss. The Portfolio may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Foreign stocks are subject to certain risks of overseas investing not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report   5

Portfolio at a glance† (unaudited)

   INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Portfolio’s investments as of December 31, 2009 and December 31, 2008. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report   6

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held for the six months ended December 31, 2009.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

   BASED ON ACTUAL TOTAL RETURN1

	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
20.65%	$1,000.00	$1,206.50	1.00%	$5.56

[1]	For the six months ended December 31, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report   7

Portfolio expenses (unaudited) continued

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

   BASED ON HYPOTHETICAL TOTAL RETURN1

HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
5.00%	$1,000.00	$1,020.16	1.00%	$5.09

[1]	For the six months ended December 31, 2009.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8   Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report

Portfolio performance (unaudited)

   AVERAGE ANNUAL TOTAL RETURNS1

Twelve Months Ended 12/31/09	20.85%

Five Years Ended 12/31/09	-1.80

Inception* through 12/31/09	5.04

   CUMULATIVE TOTAL RETURN1

Inception date of 10/1/02 through 12/31/09	42.78%

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date is October 1, 2002.

Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report   9

Historical performance (unaudited)

   VALUE OF $10,000 INVESTED IN LEGG MASON BATTERYMARCH VARIABLE GLOBAL
   EQUITY PORTFOLIO VS. MSCI WORLD INDEX† — October 1, 2002 - December 2009

†	Hypothetical illustration of $10,000 invested in Legg Mason Batterymarch Variable Global Equity Portfolio at inception on October 1, 2002, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10   Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report

Schedule of investments
December 31, 2009

   LEGG MASON BATTERYMARCH VARIABLE GLOBAL EQUITY PORTFOLIO

SHARES	SECURITY	VALUE

COMMON STOCKS — 98.5%

CONSUMER DISCRETIONARY — 7.5%
	Automobiles — 0.6%
2,738	Bayerische Motoren Werke AG(a)	$124,474

3,800	Honda Motor Co., Ltd.(a)	128,486

	Total Automobiles	252,960
	Distributors — 0.3%
268,643	Inchcape PLC(a)*	127,878
	Diversified Consumer Services — 0.4%
3,000	Apollo Group Inc., Class A Shares*	181,740
	Hotels, Restaurants & Leisure — 0.6%
2,100	Ctrip.com International Ltd., ADR*	150,906

5,834	OPAP SA(a)	127,719

	Total Hotels, Restaurants & Leisure	278,625
	Household Durables — 0.6%
9,800	Newell Rubbermaid Inc.	147,098

4,500	Sony Corp.(a)	130,439

	Total Household Durables	277,537
	Leisure Equipment & Products — 0.2%
7,800	Sega Sammy Holdings Inc.(a)	92,961
	Media — 2.5%
8,400	Comcast Corp., Class A Shares	141,624

4,800	Gannett Co. Inc.	71,280

176	Jupiter Telecommunications Co.(a)	174,367

4,400	Omnicom Group Inc.	172,260

3,113	Publicis Groupe SA(a)	126,285

4,500	Thomson Reuters Corp.	146,077

8,500	Time Warner Inc.	247,690

	Total Media	1,079,583
	Multiline Retail — 0.3%
3,100	Target Corp.	149,947
	Specialty Retail — 1.6%
3,700	Aeropostale Inc.*	125,985

8,700	Gap Inc.	182,265

7,800	Limited Brands Inc.	150,072

2,700	Ross Stores Inc.	115,317

2,900	TJX Cos. Inc.	105,995

	Total Specialty Retail	679,634

See Notes to Financial Statements.

Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report   11

Schedule of investments continued
December 31, 2009
   LEGG MASON BATTERYMARCH VARIABLE GLOBAL EQUITY PORTFOLIO

SHARES	SECURITY	VALUE
	Textiles, Apparel & Luxury Goods — 0.4%
4,400	Coach Inc.	$160,732
	TOTAL CONSUMER DISCRETIONARY	3,281,597

CONSUMER STAPLES — 8.6%

	Beverages — 0.9%
8,400	Coca-Cola Enterprises Inc.	178,080

3,400	PepsiCo Inc.	206,720

	Total Beverages	384,800
	Food & Staples Retailing — 2.1%
9,200	Alimentation Couche-Tard Inc., Class B Shares	183,147

3,300	CVS Caremark Corp.	106,293

2,168	Delhaize Group(a)	166,053

4,800	Lawson Inc.(a)	211,463

4,880	Wal-Mart Stores Inc.	260,836

	Total Food & Staples Retailing	927,792
	Food Products — 2.3%
5,100	Dean Foods Co.*	92,004

10,300	Del Monte Foods Co.	116,802

2,400	H.J. Heinz Co.	102,624

8,800	Kraft Foods Inc., Class A Shares	239,184

9,723	Nestle SA, Registered Shares(a)	472,371

	Total Food Products	1,022,985
	Household Products — 0.9%
2,900	Kimberly-Clark Corp.	184,759

3,823	Procter & Gamble Co.	231,788

	Total Household Products	416,547
	Tobacco — 2.4%
17,590	Altria Group Inc.	345,292

7,047	British American Tobacco PLC(a)	228,609

1,200	Lorillard Inc.	96,276

7,530	Philip Morris International Inc.	362,870

	Total Tobacco	1,033,047
	TOTAL CONSUMER STAPLES	3,785,171

ENERGY — 13.0%

	Energy Equipment & Services — 2.1%
19,600	Acergy SA(a)	309,070

6,300	Noble Corp.	256,410

See Notes to Financial Statements.

12   Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report

   LEGG MASON BATTERYMARCH VARIABLE GLOBAL EQUITY PORTFOLIO

SHARES	SECURITY	VALUE
	Energy Equipment & Services — 2.1% continued

6,679	Tenaris SA(a)	$142,801

2,400	Transocean Ltd.*	198,720

	Total Energy Equipment & Services	907,001
	Oil, Gas & Consumable Fuels — 10.9%
3,700	Alpha Natural Resources Inc.*	160,506

2,000	Apache Corp.	206,340

55,281	BP PLC(a)	534,633

4,400	Cenovus Energy Inc.	111,488

5,900	Chevron Corp.	454,241

3,885	ConocoPhillips	198,407

4,400	EnCana Corp.	143,504

13,200	Eni SpA(a)	336,060

9,450	Exxon Mobil Corp.	644,395

2,538	LUKOIL, ADR(a)	142,166

24,910	Rosneft Oil Co., GDR	214,226

16,021	Royal Dutch Shell PLC, Class A Shares	484,602

7,350	Statoil ASA(a)	183,337

2,500	Suncor Energy Inc.	88,947

8,290	Total SA(a)	531,236

10,600	Williams Cos. Inc.	223,448

3,500	XTO Energy Inc.	162,855

	Total Oil, Gas & Consumable Fuels	4,820,391
	TOTAL ENERGY	5,727,392

FINANCIALS — 19.2%

	Capital Markets — 1.8%
4,303	Credit Suisse Group AG, Registered Shares(a)	211,928

1,150	Goldman Sachs Group Inc.	194,166

3,058	Macquarie Group Ltd.(a)	130,923

38,000	Mizuho Securities Co., Ltd.(a)	113,741

4,800	Morgan Stanley	142,080

	Total Capital Markets	792,838
	Commercial Banks — 10.2%
9,946	Australia & New Zealand Banking Group Ltd.(a)	202,359

19,509	Banco Bilbao Vizcaya Argentaria SA(a)	353,393

35,940	Banco Santander Central Hispano SA(a)	590,490

5,010	Bank of Hawaii Corp.	235,771

3,800	Bank of Montreal	202,926

See Notes to Financial Statements.

Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report   13

Schedule of investments continued
December 31, 2009
   LEGG MASON BATTERYMARCH VARIABLE GLOBAL EQUITY PORTFOLIO

SHARES	SECURITY	VALUE
	Commercial Banks — 10.2% continued

3,100	Bank of Nova Scotia	$145,893

29,000	Bank of Yokohama Ltd.(a)	131,331

37,513	Barclays PLC(a)	165,308

2,313	BNP Paribas SA(a)	182,527

56,000	BOC Hong Kong Holdings Ltd.(a)	126,519

8,192	Commonwealth Bank of Australia(a)	399,460

11,000	DBS Group Holdings Ltd.(a)	119,602

17,955	HSBC Holdings PLC(a)	204,908

5,525	National Bank of Greece SA(a)*	140,882

4,550	Royal Bank of Canada	245,370

80,000	Shinsei Bank Ltd.(a)*	86,700

12,700	Standard Chartered PLC(a)	318,041

5,200	Sumitomo Mitsui Financial Group Inc.(a)	148,250

2,100	Toronto-Dominion Bank	132,443

6,500	Wells Fargo & Co.	175,435

7,649	Westpac Banking Corp.(a)	172,173

	Total Commercial Banks	4,479,781
	Consumer Finance — 0.4%
3,900	American Express Co.	158,028
	Diversified Financial Services — 1.2%
13,200	Bank of America Corp.	198,792

5,685	JPMorgan Chase & Co.	236,894

4,600	Principal Financial Group Inc.	110,584

	Total Diversified Financial Services	546,270
	Insurance — 4.2%
3,600	AFLAC Inc.	166,500

1,970	Allianz AG(a)	245,212

26,075	Aviva PLC(a)	165,140

500	CNP Assurances(a)	48,409

3,288	Hannover Rueckversicherung AG(a)*	154,336

6,200	Industrial Alliance Insurance and Financial Services Inc.	190,888

2,700	MetLife Inc.	95,445

1,587	Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)(a)	247,393

2,500	Prudential Financial Inc.	124,400

9,832	Prudential PLC(a)	100,159

See Notes to Financial Statements.

14   Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report

   LEGG MASON BATTERYMARCH VARIABLE GLOBAL EQUITY PORTFOLIO

SHARES	SECURITY	VALUE
	Insurance — 4.2% continued

4,100	Torchmark Corp.	$180,195

6,200	Unum Group	121,024

	Total Insurance	1,839,101
	Real Estate Investment Trusts (REITs) — 0.6%
2,300	Digital Realty Trust Inc.	115,644

7,000	Hospitality Properties Trust	165,970

	Total Real Estate Investment Trusts (REITs)	281,614
	Real Estate Management & Development — 0.8%
4,600	Daito Trust Construction Co., Ltd.(a)	216,917

8,000	Sumitomo Realty & Development Co., Ltd.(a)	150,044

	Total Real Estate Management & Development	366,961
	TOTAL FINANCIALS	8,464,593

HEALTH CARE — 9.7%

	Biotechnology — 0.5%
3,800	Amgen Inc.*	214,966
	Health Care Providers & Services — 1.4%
3,600	Medco Health Solutions Inc.*	230,076

7,300	UnitedHealth Group Inc.	222,504

2,800	WellPoint Inc.*	163,212

	Total Health Care Providers & Services	615,792
	Pharmaceuticals — 7.8%
3,850	Abbott Laboratories	207,862

9,100	AstraZeneca PLC(a)	427,583

10,500	Bristol-Myers Squibb Co.	265,125

4,200	Eli Lilly & Co.	149,982

10,822	GlaxoSmithKline PLC(a)	229,244

8,900	H. Lundbeck A/S(a)	161,992

4,500	Johnson & Johnson	289,845

10,700	Merck & Co. Inc.	390,978

5,400	Novartis AG, Registered Shares(a)	294,204

15,850	Pfizer Inc.	288,312

1,067	Roche Holding AG(a)	181,514

5,800	Sanofi-Aventis(a)	454,643

2,700	Takeda Pharmaceutical Co., Ltd.(a)	110,850

	Total Pharmaceuticals	3,452,134
	TOTAL HEALTH CARE	4,282,892

See Notes to Financial Statements.

Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report   15

Schedule of investments continued
December 31, 2009
   LEGG MASON BATTERYMARCH VARIABLE GLOBAL EQUITY PORTFOLIO

SHARES	SECURITY	VALUE

INDUSTRIALS — 9.9%

	Aerospace & Defense — 2.5%
1,500	Alliant Techsystems Inc.*	$132,405

1,800	General Dynamics Corp.	122,706

1,600	L-3 Communications Holdings Inc.	139,120

2,200	Lockheed Martin Corp.	165,770

3,117	MTU Aero Engines Holding AG(a)	171,038

2,700	Northrop Grumman Corp.	150,795

4,300	Raytheon Co.	221,536

	Total Aerospace & Defense	1,103,370
	Building Products — 0.4%
17,000	Asahi Glass Co., Ltd.(a)	159,253
	Construction & Engineering — 0.7%
8,550	KBR Inc.	162,450

3,300	URS Corp.*	146,916

	Total Construction & Engineering	309,366
	Electrical Equipment — 0.6%
32,000	Furukawa Electric Co., Ltd.(a)	133,173

10,800	Sumitomo Electric Industries Ltd.(a)	133,863

	Total Electrical Equipment	267,036
	Industrial Conglomerates — 1.6%
15,175	General Electric Co.	229,598

2,400	Jardine Matheson Holdings Ltd.(a)	72,162

39,000	SembCorp Industries Ltd.(a)	101,853

1,812	Siemens AG, Registered Shares(a)	166,202

4,300	Tyco International Ltd.*	153,424

	Total Industrial Conglomerates	723,239
	Machinery — 1.1%
2,360	Andritz AG(a)	136,246

2,800	Navistar International Corp.*	108,220

6,400	Tata Motors Ltd., ADR	107,904

3,451	Wartsila Oyj(a)	137,951

	Total Machinery	490,321
	Professional Services — 0.2%
2,000	FTI Consulting Inc.*	94,320
	Trading Companies & Distributors — 2.8%
17,000	Itochu Corp.(a)	125,008

39,000	Marubeni Corp.(a)	212,315

See Notes to Financial Statements.

16   Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report

   LEGG MASON BATTERYMARCH VARIABLE GLOBAL EQUITY PORTFOLIO

SHARES	SECURITY	VALUE
	Trading Companies & Distributors — 2.8% continued

8,200	Mitsubishi Corp.(a)	$203,875

9,800	Mitsui & Co., Ltd.(a)	138,740

87,000	Noble Group Ltd.(a)	199,326

16,200	Sumitomo Corp.(a)	163,054

11,900	Toyota Tsusho Corp.(a)	175,484

	Total Trading Companies & Distributors	1,217,802
	TOTAL INDUSTRIALS	4,364,707

INFORMATION TECHNOLOGY — 12.9%

	Communications Equipment — 1.6%
20,000	Cisco Systems Inc.*	478,800

16,100	Motorola Inc.*	124,936

8,970	Nokia Oyj(a)	115,155

	Total Communications Equipment	718,891
	Computers & Peripherals — 4.3%
1,650	Apple Inc.*	347,919

14,600	Dell Inc.*	209,656

25,000	Fujitsu Ltd.(a)	160,775

5,650	Hewlett-Packard Co.	291,031

5,650	International Business Machines Corp.	739,585

14,000	NCR Corp.*	155,820

	Total Computers & Peripherals	1,904,786
	Electronic Equipment, Instruments & Components — 0.9%
3,700	Arrow Electronics Inc.*	109,557

54,000	Hitachi Ltd.(a)*	165,392

5,600	Tyco Electronics Ltd.	137,480

	Total Electronic Equipment, Instruments & Components	412,429
	Internet Software & Services — 0.9%
600	Google Inc., Class A Shares*	371,988
	IT Services — 1.5%
4,500	Accenture PLC, Class A Shares	186,750

3,700	Computer Sciences Corp.*	212,861

2,800	Hewitt Associates Inc., Class A Shares*	118,328

6,000	Nomura Research Institute Ltd.(a)	117,523

	Total IT Services	635,462
	Semiconductors & Semiconductor Equipment — 1.4%
23,500	Infineon Technologies AG(a)*	129,733

7,400	Intel Corp.	150,960

See Notes to Financial Statements.

Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report   17

Schedule of investments continued
December 31, 2009
   LEGG MASON BATTERYMARCH VARIABLE GLOBAL EQUITY PORTFOLIO

SHARES	SECURITY	VALUE
	Semiconductors & Semiconductor Equipment — 1.4% continued

5,700	Texas Instruments Inc.	$148,542

43,300	United Microelectronics Corp., ADR*	168,004

	Total Semiconductors & Semiconductor Equipment	597,239
	Software — 2.3%
6,500	CA Inc.	145,990

24,970	Microsoft Corp.	761,336

500	Nintendo Co., Ltd.(a)	118,533

	Total Software	1,025,859
	TOTAL INFORMATION TECHNOLOGY	5,666,654

MATERIALS — 9.4%

	Chemicals — 2.8%
5,320	BASF SE(a)	329,981

5,300	Celanese Corp., Series A Shares	170,130

1,200	CF Industries Holdings Inc.	108,936

1,900	Eastman Chemical Co.	114,456

1,600	Lubrizol Corp.	116,720

1,400	Monsanto Co.	114,450

60,000	Showa Denko KK(a)	119,656

1,301	Solvay SA(a)	140,256

	Total Chemicals	1,214,585
	Containers & Packaging — 0.3%
6,500	Pactiv Corp.*	156,910
	Metals & Mining — 5.3%
5,645	Anglo American PLC(a)*	244,309

23,300	BHP Billiton PLC(a)	744,265

2,000	First Quantum Minerals Ltd.	153,483

7,000	IAMGOLD Corp.	110,503

4,600	Newmont Mining Corp.	217,626

6,620	Rio Tinto PLC(a)	356,794

5,700	Teck Cominco Ltd., Class B Shares*	200,673

2,909	ThyssenKrupp AG(a)	109,559

11,057	Xstrata PLC(a)*	194,755

	Total Metals & Mining	2,331,967
	Paper & Forest Products — 1.0%
9,100	International Paper Co.	243,698

6,100	Svenska Cellulosa AB, Class B Shares(a)	81,483

See Notes to Financial Statements.

18   Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report

   LEGG MASON BATTERYMARCH VARIABLE GLOBAL EQUITY PORTFOLIO

SHARES	SECURITY	VALUE
	Paper & Forest Products — 1.0% continued

8,078	UPM-Kymmene Oyj(a)	$96,071

	Total Paper & Forest Products	421,252
	TOTAL MATERIALS	4,124,714

TELECOMMUNICATION SERVICES — 3.6%

	Diversified Telecommunication Services — 2.2%
15,500	AT&T Inc.	434,465

11,485	Koninklijke KPN NV(a)	194,805

2,900	Nippon Telegraph & Telephone Corp.(a)	114,072

12,930	Portugal Telecom, SGPS, SA(a)	157,184

2,367	Telefonica SA(a)	65,972

	Total Diversified Telecommunication Services	966,498
	Wireless Telecommunication Services — 1.4%
7,000	America Movil SAB de CV, Series L Shares, ADR	328,860

134,438	Vodafone Group PLC(a)	311,318

	Total Wireless Telecommunication Services	640,178
	TOTAL TELECOMMUNICATION SERVICES	1,606,676

UTILITIES — 4.7%

	Electric Utilities — 0.4%
1,200	FPL Group Inc.	63,384

5,900	Tohoku Electric Power Co. Inc.(a)	116,620

	Total Electric Utilities	180,004
	Gas Utilities — 0.9%
39,160	Snam Rete Gas SpA(a)	194,731

31,000	Tokyo Gas Co., Ltd.(a)	123,580

3,500	UGI Corp.	84,665

	Total Gas Utilities	402,976
	Independent Power Producers & Energy Traders — 0.6%
17,700	AES Corp.*	235,587
	Multi-Utilities — 2.8%
3,200	DTE Energy Co.	139,488

7,400	GDF Suez(a)	321,040

2,700	PG&E Corp.	120,555

5,100	Public Service Enterprise Group Inc.	169,575

See Notes to Financial Statements.

Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report   19

Schedule of investments continued
December 31, 2009
   LEGG MASON BATTERYMARCH VARIABLE GLOBAL EQUITY PORTFOLIO

SHARES	SECURITY	VALUE
	Multi-Utilities — 2.8% continued

3,874	RWE AG(a)	$376,466

6,600	TECO Energy Inc.	107,052

	Total Multi-Utilities	1,234,176

	TOTAL UTILITIES	2,052,743

	TOTAL COMMON STOCKS (Cost — $38,875,196)	43,357,139

PREFERRED STOCKS — 0.4%

FINANCIALS — 0.4%
	Commercial Banks — 0.4%
8,800	Banco Itau Holding Financeira SA(a) (Cost — $184,008)	199,149

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $39,059,204)	43,556,288

FACE
AMOUNT

SHORT-TERM INVESTMENT — 1.5%

	Repurchase Agreement — 1.5%
$642,000	State Street Bank & Trust Co. repurchase agreement dated 12/31/09, 0.000% due 1/4/10; Proceeds at maturity — $642,000; (Fully collateralized by U.S. Treasury Bills, 0.000% due 6/24/10; Market value — $659,406) (Cost — $642,000)	642,000
	TOTAL INVESTMENTS — 100.4% (Cost — $39,701,204#)	44,198,288

	Liabilities in Excess of Other Assets — (0.4)%	(162,722)
	TOTAL NET ASSETS — 100.0%	$44,035,566

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

#	Aggregate cost for federal income tax purposes is $39,864,089.

Abbreviations used in this schedule:

ADR — American Depositary Receipt
GDR — Global Depositary Receipt

See Notes to Financial Statements.

20   Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report

   LEGG MASON BATTERYMARCH VARIABLE GLOBAL EQUITY PORTFOLIO

   SUMMARY OF INVESTMENTS BY COUNTRY† (unaudited)

United States	46.7%

United Kingdom	9.8

Japan	9.5

Canada	4.7

Germany	4.6

Switzerland	4.3

France	3.8

Spain	2.3

Australia	2.0

Netherlands	1.5

Italy	1.2

Norway	1.1

Russia	0.8

Finland	0.8

Mexico	0.7

Belgium	0.7

Greece	0.6

Singapore	0.5

Bermuda	0.5

Brazil	0.5

Hong Kong	0.5

Ireland	0.4

Taiwan	0.4

Denmark	0.4

Portugal	0.4

Cayman Islands	0.3

Luxembourg	0.3

Austria	0.3

India	0.2

Sweden	0.2

100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of December, 31, 2009 and are subject to change.

See Notes to Financial Statements.

Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report   21

Statement of assets and liabilities
December 31, 2009

ASSETS:

Investments, at value (Cost — $39,701,204)	$44,198,288

Foreign currency, at value (Cost — $4,289)	4,273

Cash	585

Dividends receivable	92,597

Receivable for open forward currency contracts	2,470

Receivable for securities sold	948

Prepaid expenses	1,055

Total Assets	44,300,216

LIABILITIES:

Payable for securities purchased	110,527

Payable for Portfolio shares repurchased	43,877

Investment management fee payable	26,012

Payable for open forward currency contracts	999

Directors’ fees payable	217

Accrued expenses	83,018

Total Liabilities	264,650

TOTAL NET ASSETS	$44,035,566

NET ASSETS:

Par value (Note 5)	$41

Paid-in capital in excess of par value	62,564,182

Undistributed net investment income	707,332

Accumulated net realized loss on investments and foreign currency transactions	(23,735,482)

Net unrealized appreciation on investments and foreign currencies	4,499,493

TOTAL NET ASSETS	$44,035,566

Shares Outstanding:	4,096,729

Net Asset Value:	$10.75

See Notes to Financial Statements.

22   Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report

Statement of operations
For the Year Ended December 31, 2009

INVESTMENT INCOME:

Dividends	$1,260,916

Less: Foreign taxes withheld	(75,709)

Total Investment Income	1,185,207

EXPENSES:

Investment management fee (Note 2)	301,925

Distribution fees (Note 2)	100,642

Shareholder reports	51,801

Custody fees	32,980

Audit and tax	31,301

Legal fees	22,889

Transfer agent fees	4,875

Trustees’ fees	3,937

Insurance	2,658

Miscellaneous expenses	5,700

Total Expenses	558,708

Less: Fee waivers and/or expense reimbursements (Note 2)	(156,141)

Net Expenses	402,567

NET INVESTMENT INCOME	782,640

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):

Net Realized Gain (Loss) From:

Investment transactions	(4,693,920)

Foreign currency transactions	1,736

Net Realized Loss	(4,692,184)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	11,621,156

Foreign currencies	3,649

Change in Net Unrealized Appreciation/Depreciation	11,624,805

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	6,932,621

INCREASE IN NET ASSETS FROM OPERATIONS	$7,715,261

See Notes to Financial Statements.

Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report   23

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2009	2008
OPERATIONS:

Net investment income	$782,640	$1,220,397

Net realized loss	(4,692,184)	(18,917,115)

Change in net unrealized appreciation/depreciation	11,624,805	(15,541,492)

Increase (Decrease) in Net Assets From Operations	7,715,261	(33,238,210)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(1,250,002)	(50,008)

Net realized gains	—	(9,079,587)

Decrease in Net Assets From Distributions to Shareholders	(1,250,002)	(9,129,595)

PORTFOLIO SHARE TRANSACTIONS (NOTE 5):

Net proceeds from sale of shares	504,522	2,975,975

Reinvestment of distributions	1,250,002	9,129,595

Cost of shares repurchased	(6,304,472)	(19,619,738)

Decrease in Net Assets From Portfolio Share Transactions	(4,549,948)	(7,514,168)

INCREASE (DECREASE) IN NET ASSETS	1,915,311	(49,881,973)

NET ASSETS:

Beginning of year	42,120,255	92,002,228

End of year*	$44,035,566	$42,120,255

* Includes undistributed net investment income of:	$707,332	$1,172,958

See Notes to Financial Statements.

24   Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report

Financial highlights

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:

	2009[1]	2008[1]	2007[1]	2006[1]	2005
NET ASSET VALUE, BEGINNING OF YEAR	$9.19	$17.82	$17.95	$16.17	$15.44

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.18	0.25	0.15	0.15	0.10

Net realized and unrealized gain (loss)	1.67	(6.89)	0.74	2.31	0.91

Total income (loss) from operations	1.85	(6.64)	0.89	2.46	1.01

LESS DISTRIBUTIONS FROM:

Net investment income	(0.29)	(0.01)	(0.11)	(0.21)	(0.11)

Net realized gains	—	(1.98)	(0.91)	(0.47)	(0.17)

Total distributions	(0.29)	(1.99)	(1.02)	(0.68)	(0.28)

NET ASSET VALUE, END OF YEAR	$10.75	$9.19	$17.82	$17.95	$16.17

Total return[2]	20.85%	(41.32)%	4.91%	15.20%	6.54%

NET ASSETS, END OF YEAR (000s)	$44,036	$42,120	$92,002	$95,437	$82,564

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.39%	1.36%	1.16%	1.15%[3]	1.15%

Net expenses[4,5]	1.00	1.00	0.88	0.87 [3]	0.90

Net investment income	1.94	1.81	0.80	0.88	0.64

PORTFOLIO TURNOVER RATE	117%	157%	81%	18%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 1.09% and 0.84%, respectively.

[4]	As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00% until December 31, 2011.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report   25

Notes to financial statements

1. Organization and significant accounting policies
Legg Mason Batterymarch Variable Global Equity Portfolio (formerly known as Legg Mason Partners Variable Global Equity Portfolio) (the “Portfolio”) is a separate diversified series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 16, 2010, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Fair valuing of securities may be also determined with the assistance of a pricing service using calculations based on indices of domestic securities and the appropriate indicators, such as prices of relevant American depository receipts (ADRs) and future contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based

26   Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report

on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

		OTHER SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:

Common stocks:

Consumer discretionary	$2,248,988	$1,032,609	—	$3,281,597

Consumer staples	2,706,675	1,078,496	—	3,785,171

Energy	3,548,089	2,179,303	—	5,727,392

Financials	3,338,448	5,126,145	—	8,464,593

Health care	2,422,862	1,860,030	—	4,282,892

Industrials	1,935,164	2,429,543	—	4,364,707

Information technology	4,859,543	807,111	—	5,666,654

Materials	1,707,585	2,417,129	—	4,124,714

Telecommunication services	763,325	843,351	—	1,606,676

Utilities	920,306	1,132,437	—	2,052,743

Preferred stock	—	199,149	—	199,149

Total long-term investments	$24,450,985	$19,105,303	—	$43,556,288

Short-term investment†	—	642,000	—	642,000

Total investments	$24,450,985	$19,747,303	—	$44,198,288

Other financial instruments:

Forward foreign currency contracts	—	$1,471	—	$1,471

Total	$24,450,985	$19,748,774	—	$44,199,759

†	See Schedule of Investments for additional detailed categorizations.

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Notes to financial statements continued

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Forward foreign currency contracts. The Portfolio may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts

28   Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report

based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign risk. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Portfolio may halt any additional interest income accruals

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Notes to financial statements continued

and consider the realizability of interest accrued up to the date of default or credit event.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (”REITs”) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by, adjusting related investment cost basis, capital gains and income, as necessary.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET	ACCUMULATED NET
	INVESTMENT INCOME	REALIZED LOSS
(a)	$1,736	$(1,736)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

30   Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Portfolio’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to Batterymarch the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Portfolio.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets, will not exceed 1.00% until December 31, 2011. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended December 31, 2009, LMPFA waived a portion of its fee in the amount of $55,499.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan, the Portfolio pays a distribution fee calculated at the annual rate of 0.25% of the Portfolio’s average daily net assets. Distribution fees are accrued daily and paid monthly.

During the year ended December 31, 2009, LMIS waived all of its distribution fees for the Portfolio, resulting in a waiver of $100,642. The distribution plan fee waiver can be terminated at any time.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

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Notes to financial statements continued

3. Investments
During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$46,579,366

Sales	51,611,924

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,251,606

Gross unrealized depreciation	(1,917,407)

Net unrealized appreciation	$4,334,199

At December 31, 2009, the Portfolio had the following open forward foreign currency contracts:

	LOCAL		SETTLEMENT	UNREALIZED
FOREIGN CURRENCY	CURRENCY	MARKET VALUE	DATE	GAIN(LOSS)
Contracts to Sell:
British Pound	53,000	$85,601	1/15/10	$(448)

Euro	100,000	143,354	1/15/10	(551)

Japanese Yen	7,979,000	85,676	1/15/10	2,470

Net unrealized gain on open forward foreign currency contracts				$1,471

4. Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Section 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2009.

ASSET DERIVATIVES[1]
		OTHER
	FOREIGN EXCHANGE	CONTRACTS
	CONTRACTS RISK	RISK	TOTAL
Forward foreign currency contracts	$2,470	—	$2,470

32   Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report

LIABILITY DERIVATIVES[1]
		OTHER
	FOREIGN EXCHANGE	CONTRACTS
	CONTRACTS RISK	RISK	TOTAL
Forward foreign currency contracts	$999	—	$999

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation/(depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
		OTHER
	FOREIGN EXCHANGE	CONTRACTS
	CONTRACTS RISK	RISK	TOTAL
Forward foreign currency contracts	$(2,517)	—	$(2,517)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
		OTHER
	FOREIGN EXCHANGE	CONTRACTS
	CONTRACTS RISK	RISK	TOTAL
Forward foreign currency contracts	$1,471	—	$1,471

The Portfolio had average market values of $28,914 in forward foreign currency contracts (to sell) during the year ended December 31, 2009.

The Portfolio has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Portfolio. Credit related contingent features are established between the Portfolio and its derivatives counterparties to reduce the risk that the Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Portfolio’s net assets and or percentage decrease in the Portfolio’s Net Asset Value or NAV. The contingent features are established within the Portfolio’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Shares of beneficial interest
At December 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

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Notes to financial statements continued

Transactions in shares of the Portfolio were as follows:

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2009	DECEMBER 31, 2008
Shares sold	55,678	221,372

Shares issued on reinvestment	141,243	631,806

Shares repurchased	(681,460)	(1,434,942)

Net decrease	(484,539)	(581,764)

6. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$1,250,002	$50,008

Net long-term capital gains	—	9,079,587

Total distributions paid	$1,250,002	$9,129,595

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$774,448

Capital loss carryforward*	(23,572,597)

Other book/tax temporary differences(a)	(67,116)

Unrealized appreciation/(depreciation)(b)	4,336,608

Total accumulated earnings/(losses) — net	$(18,528,657)

*	As of December 31, 2009, the Portfolio had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2016	$(9,782,967)

12/31/2017	(13,789,630)

$(23,572,597)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the treatment of distributions from real estate investment trusts, realization for tax purposes of unrealized gains on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7.	Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the

34   Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report

Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

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Notes to financial statements continued

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs

36   Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report

had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds [collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion

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Notes to financial statements continued

affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

38   Legg Mason Batterymarch Variable Global Equity Portfolio 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Batterymarch Variable Global Equity Portfolio (formerly Legg Mason Partners Variable Global Equity Portfolio), a series of Legg Mason Partners Variable Equity Trust, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Batterymarch Variable Global Equity Portfolio as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2010

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Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of Legg Mason Batterymarch Variable Global Equity Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Batterymarch Financial Management, Inc. (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg

40   Legg Mason Batterymarch Variable Global Equity Portfolio

Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance
The Board received and reviewed performance information for the Fund and for all global core funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2009. The Fund performed below the median for each period. The Board also

Legg Mason Batterymarch Variable Global Equity Portfolio   41

Board approval of management and subadvisory agreements (unaudited) continued

reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe during the periods under review. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s

42   Legg Mason Batterymarch Variable Global Equity Portfolio

distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of four global core funds, two global value funds and two global growth funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all global core funds, global value funds and global growth funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the other funds in the Expense Group and lower than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was at the median of the total expense ratios of the funds in the Expense Group and was higher than the average total expense ratio of the other funds in the Expense Universe. The Trustees noted that the current limitation on the Fund’s expenses is expected to continue through December 31, 2011.

Manager profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders

Legg Mason Batterymarch Variable Global Equity Portfolio   43

Board approval of management and subadvisory agreements (unaudited) continued

through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

44   Legg Mason Batterymarch Variable Global Equity Portfolio

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Batterymarch Variable Global Equity Portfolio (formerly known as Legg Mason Partners Variable Global Equity Portfolio) [the “Portfolio”], are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Portfolio (the “Independent Trustees”), and executive officers of the Portfolio, their years of birth, their principal occupations during at least the past five years [their titles may have varied during that period], the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

ANDREW L. BREECH

Birth year	1952

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

Legg Mason Batterymarch Variable Global Equity Portfolio   45

Additional information (unaudited) continued
Information about Trustees and Officers

DWIGHT B. CRANE

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

ROBERT M. FRAYN, JR.*

Birth year	1934

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

FRANK G. HUBBARD

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

46   Legg Mason Batterymarch Variable Global Equity Portfolio

HOWARD J. JOHNSON

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present

Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

DAVID E. MARYATT

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

JEROME H. MILLER

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

Legg Mason Batterymarch Variable Global Equity Portfolio   47

Additional information (unaudited) continued
Information about Trustees and Officers

KEN MILLER

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

JOHN J. MURPHY

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	Director, Nicholas Applegate Institutional Funds (since 2005); Trustee, Consulting Group Capital Markets Funds (since 2002); Trustee, UBS Funds (since 2008); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

THOMAS F. SCHLAFLY

Birth year	1948

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (prior to May 2009)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

48   Legg Mason Batterymarch Variable Global Equity Portfolio

JERRY A. VISCIONE

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	134

Other board member- ships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

Legg Mason Batterymarch Variable Global Equity Portfolio   49

Additional information (unaudited) continued
Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eight Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005);

JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

50   Legg Mason Batterymarch Variable Global Equity Portfolio

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

Legg Mason Batterymarch Variable Global Equity Portfolio   51

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2009:

Record date:	6/17/2009

Payable date:	6/18/2009

Dividends qualifying for the dividends received deduction for corporations	48.90%

Please retain this information for your records.

52   Legg Mason Batterymarch Variable Global Equity Portfolio

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Legg Mason Batterymarch
Variable Global Equity Portfolio

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.*
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

Boston Financial Data Servicing, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

Legg Mason Batterymarch Variable Global Equity Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON BATTERYMARCH VARIABLE GLOBAL EQUITY PORTFOLIO
Legg Mason Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch Variable Global Equity Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

                    NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010724 2/10 SR10-1018

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
     a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2008 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $229,100 in 2008 and $414,700 in 2009.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $12,900 in 2008 and $1,427 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $42,850 in 2008 and $43,200 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2009.
(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: February 25, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: February 25, 2010

By:	/s/ Kaprel Ozsolak (Kaprel Ozsolak) Chief Financial Officer of Legg Mason Partners Variable Equity Trust
Date: February 25, 2010